Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,285,715.40
Previously Paid Amount	0.00
Total Fee Amount	1,282.36
Total Offset Amount	0.00
Net Fee	$ 1,282.36